Exhibit 10.6

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COY-15-RISC/C637-1

S07/1-469244601

UEN : 200611510Z

5 July 2011

Dr Alan Shaw

President and CEO

CODEXIS INC

Codexis Laboratories Singapore Pte Ltd

61 Science Park Road

#03-15/24 The Galen

Singapore Science Park III

Singapore 117525

Dear Dr Alan Shaw

AMENDMENT TO RISK GRANT AWARDED TO CODEXIS LABORATORIES SINGAPRE PTE LTD

1	Please refer to the letter of offer dated 28/09/2009 for a grant under the RISC awarded to CODEXIS INC (hereafter referred to as “the Company”).

2	We are pleased to inform you that the board has agreed to the following:

i)	Extension of qualifying period from 5 years (1 April 2007 – 31 March 2012) to 6 years (1 April 2007 – 31 March 2013).

ii)	Reduction of RISC grant support level by [*]%* for claims in respect of the period from 1 Jan 2011 onwards.

*	Manpower support reduced from [*]% to [*]%; Equipment & Material support reduced from [*]% to [*]%; Professional services support reduced from [*]% to [*]% and intellectual property rights support reduced from [*]% to [*]%.

Singapore Economic Development Board

250 North Bridge Road #28-00 Raffles City Tower Singapore 179101

Tel (65) 6832 6832 Fax (65) 6832 6565 Web www.sedb.com

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

iii)	Addition of the following milestone conditions† due 31 March 2013:

•	Incur an annual total business spending of S$[*] for the period of 1 April 2012 – 31 March 2013.

•	Maintain at least [*] Singapore-based research staff.

3	All other conditions in the letter of offer dated 28/9/2009 shall remain unchanged.

4	Please sign the acknowledgement letter attached and return it to EDB within 30 calendar days from the date of this letter.

5	If you have any queries, please contact Mr Pengfei CHEN at Tel [*]. For queries on claims, please call the Finance hotline at [*].

Yours sincerely

/s/ Kian Teik Beh
KIAN TEIK BEH
DIRECTOR
BIOMEDICAL SCIENCES

enc

†

[Total Business Spending] refers to [Total Operating cost less a. cost of raw materials, components and packaging; b. work subcontracted out to overseas parties or work subcontracted out where the activities are conducted outside Singapore; c. royalties and knowhow fees and interest paid to overseas parties; and d. other operating costs incurred outside Singapore or other operating costs where the activities are conducted outside Singapore.]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COY-15-RISC/C637-1

S07/1-469244601

UEN : 200611510Z

Chairman

Economic Development Board

250 North Bridge Road

#28-00 Raffles City Tower

Singapore 179101

Attention: Mr Kian Teik Beh

ACKNOWLEDGEMENT OF RECEIPT OF LETTER OF APPROVAL FOR THE AMENDMENT TO RISC GRANT AWARDED TO CODEXIS LABORATORIES SINGAPRE PTE LTE

1.	We refer to your letter dated 5 July 2011 of COY-15-RISC/C637-1.

2.	We confirm that our company has received the letter of approval for the amendment RISC grant awarded to Codexis Laboratories Singapore Pte Ltd, subject to the terms and conditions set out in the above mentioned letter.

For and on behalf of Codexis Laboratories Singapore Pte Ltd.

Signature:	/s/ Alan Shaw Mr Alan Shaw, President and CEO, Codexis

Signature:	/s/ Robert Lawson Name: Chief Financial Controller / Accounts Manager

Date:

CC: Pengfei CHEN/BMS

‡	Please detach and return ONLY this acknowledgement after it has been endorsed.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29 July 2011

Graham I. Aylen

Operations Director

Codexis Laboratories Singapore Pte Ltd

61 Science Park Road

#03-15/24 The Galen

Singapore Science park III

Singapore 117525

Dear Graham,

RISC GRANT AWARDED TO CODEXIS LABORATORIES SINGAPORE PTE LTD

1.	I am pleased to inform you that after carefully considering Codexis’ future plans, EDB is prepared to extend the qualifying period of the Research Incentive Scheme for Companies (RISC) grant awarded to Codexis Laboratories Singapore in 28/09/2009. The details can be found in the Letter of Offer dated 05/07/2011.

2.	We remain supportive of Codexis’ plans on the development of Codexis Gene Shuffling Centre of Excellence in Singapore and the scope of this grant will continue to support research activities in the pharmaceutical industry as well as other emerging areas such as water, waste-water and chemicals industry.

3.

Specific to your earlier question, the definition of Total Business Spending includes operating expenses for research instruments incurred in Singapore for the project but excludes cost of raw materials[1], components and packaging.

4.	If you have any queries, please contact Mr Pengfei CHEN at Tel [*].

Yours Sincerely,

KEVIN LAI

DEPUTY DIRECTOR

BIOMEDICAL SCIENCES

[1]	Raw materials refer to the unfinished physical inputs that are transformed and sold as part of the product or service